U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report

March 25, 2008

(Date of Event Reported-February 16, 2008)

Commission File No. 000-30623

American Home Brands, Inc.

(Exact name of small business issuer as specified in its charter)

               NEVADA                     26-2189999

(State or other jurisdiction of   (IRS Employer Identification No.)

incorporation  or  organization)

2555 EAST WASHBURN, Las Vegas, NV 89081

 (Address of principal executive offices)

(877) 747-0191

 (Issuer's telephone number)

2111 Palomar Airport Road, Suite 100, Carlsbad, CA 92009

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c)

Item 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 16, 2008, Roger Pawson appointed Richard Wheeler as the President and Secretary and Director of the Company and subsequently resigned as the sole Officer and Director of the Company. Richard Wheeler appointed Jamie Plant as the Treasurer for the Company.

This is a confirmation that the current officers and directors of the Company are:

Richard Wheeler,

President, Secretary, and Director

Jamie Plant,

Treasurer

Item 8.01 OTHER EVENTS

The Company has engaged in the following business:

At American Home Brands we engaged in two lines of business, the direct to consumer home improvement business, a nearly $300 Billion Dollar Industry, and the business to business home products sales business that generates over $230 Billion Dollars in sales annually to some 1230 manufactures and distributors . In our direct to consumer home improvement business, we procure, design, sell and install custom quality, specialty home improvement products for five areas of the home; Bath, Garage, Closet, Home Entertainment and Kitchen. Our products are marketed under five nationally advertised brands; Dream Bath International, Dream Closets Direct, Rhino Home Entertainment, MonsterTec Garage Systems and Dream Kitchen International.

Since January of 2007, our home improvement operations have engaged in an aggressive expansion program under agreements with major manufacturers and distributors to broaden the product mix and increased the number of sku's available to our customers  by nearly 20,000. In May of  2007 we initially began recruiting qualified, national contractors into the DREAM BATH International program and broadened the offer to include all areas of the home in January 2008.

From inception, American Home Brands has been co-developing PODS (Point-of-Decision Systems) with American Bath Factory and Live Market Advantage and intend to begin installing these sales and marketing kiosks under agreements with our partner companies nationally in late fall 2008, initially in California and growing to fill our global distribution plan. The technology allows for mass distribution of information, rich media and LIVE sales support that has proven to enhance sales conversion by 40% in this initial testing phase of the program.

 American Home Brands markets, sells and installs home products through traditional and non-traditional sales channels and intends to capture substantial market share over the next 36 months. With five major categories of home improvement services and a broad range of products in each, American Home Brands direct markets throughout the United States and has plans for global expansion over the next 48 months.

The Company is in process of filing all delinquent reports and upon completing its audit intends to file a 15c2-11 to begin trading on the OTC:BB.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Home Brands, Inc.

 (Registrant)

Date: March 25, 2008

By: /S/ Richard Wheeler

Richard Wheeler, President and Director